EXHIBIT 99.1

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entity or person, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  September 11, 2015

EJF CAPITAL LLC

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EMANUEL J. FRIEDMAN

By:	/s/ Emanuel J. Friedman
Name: Emanuel J. Friedman

EJF DEBT OPPORTUNITIES MASTER FUND, L.P.

By:	EJF DEBT OPPORTUNITIES GP, LLC
Its:	General Partner

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF DEBT OPPORTUNITIES GP, LLC

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF FINANCIAL SERVICES FUND, LP

By:	EJF FINANCIAL SERVICES GP, LLC
Its:	General Partner

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF FINANCIAL SERVICES GP, LLC

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF DEBT OPPORTUNITIES MASTER FUND II, LP

By:	EJF DEBT OPPORTUNITIES II GP, LLC
Its:	General Partner

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF DEBT OPPORTUNITIES II GP, LLC

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF INCOME FUND, LP

By:	EJF INCOME GP, LLC
Its:	General Partner

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF INCOME GP, LLC

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

BELTWAY STRATEGIC OPPORTUNITIES FUND L.P.

By:	EJF BELTWAY STRATEGIC OPPORTUNITIES GP LLC
Its:	General Partner

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer

EJF BELTWAY STRATEGIC OPPORTUNITIES GP LLC

By:	EJF CAPITAL LLC
Its:	Sole Member

By:	/s/ Neal J. Wilson
Name: Neal J. Wilson
Title: Chief Operating Officer